Related-Party Transactions and Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party Transactions and Party-In-Interest Transactions	Related-Party Transactions and Party-In-Interest Transactions
The Plan invests in The Northern Trust Collective Short Term Investment Fund, which is a collective investment fund managed by Northern Trust Investments, Inc. ("NTI"), the investment advisor division of The Northern Trust Company, the trustee of the Plan. Fees paid by the Plan for investment management services associated with the Collective Short Term Investment Fund were included as a reduction of the return earned on the fund. Any fees paid by the Plan to any Plan service providers (e.g., trustee, recordkeepers, auditors, investment managers, investment advisors) are considered exempt party-in-interest transactions.
The Plan also holds other investments including self-directed brokerage accounts and certain common collective trust funds managed by affiliates of service providers to the Plan. The Plan also invests in the common stock of The Allstate Corporation, the Plan’s sponsor. The Plan held 3,458,139 and 3,772,456 shares of The Allstate Corporation common stock at December 31, 2025 and 2024, respectively. During the year ended December 31, 2025, purchases of shares by the Plan totaled $19,552,193 and sales of shares by the Plan totaled $78,988,846, with realized gains of $56,233,017. During the year ended December 31, 2025, dividends received by the Plan totaled $14,401,142.
The Plan issues loans to participants, which are secured by the participant's account balances. These transactions qualify as exempt party-in-interest transactions.